Exhibit 10.14

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

FIRST AMENDMENT TO LICENSE AGREEMENT

THIS FIRST AMENDMENT TO THE LICENSE AGREEMENT (the “First Amendment”) is

entered into as of February 23, 2022 (the “First Amendment Effective Date”) by and among

Aura Biosciences, Inc. (“AURA”) and Clearside Biomedical, Inc. (“COMPANY”), each hereinafter referred to as a Party and both hereinafter referred to as“Parties”.

Recitals

WHEREAS, the Parties previously entered into that certain License Agreement effective July 3, 2019 (the “Agreement”);

Whereas, the Parties desire to enter into this First Amendment, to clarify and amend certain terms in the Agreement relating to the payment of developmental milestones thereunder, and set forth their mutual understandings with respect thereto.

Now, Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that the Agreement shall be amended, effective as of the First Amendment Effective Date, as set forth below.

1.
Amendment of Section 4.3. The Parties agree that Section 4.3 of the Agreement is hereby amended to give effect to the following terms:
1.1.
Milestone 2. Milestone 2 ([***]) shall become due and payable upon [***].
1.2.
Milestone 3.
1.2.1.
In the event that [***], then Milestone 3 ([***]) shall become due and payable upon [***].
1.2.2.
In the event that [***], then Milestone 3 ([***]) shall become due and payable upon [***].
2.
No Other Amendments. Except as amended hereby, the Agreement shall remain in full force and effect. Those amendments made herein shall be effective as of the First Amendment Effective Date. This Amendment, together with the Agreement, and with all appendices and exhibits attached thereto, constitutes the final, complete and exclusive agreement of the parties with respect to the Study hereof and supersedes all prior understandings and agreements relating to its subject matter. This Amendment may not be changed, modified, amended or supplemented except by a written instrument signed by all parties.

In Witness Whereof, the Parties have caused this First Amendment to be executed by their respective duly authorized representatives as of the First Amendment Effective Date.

Clearside Biomedical, Inc.	Aura Biosciences, Inc.
By: /s/ George Lasezkay, PharmD, JD 2/24/2022	By: /s/ Elizabet de los Pinos, PhD 2/23/2022
Name: George Lasezkay, PharmD, JD	Name: Elisabet de los Pinos, PhD
Title: President and CEO	Title: President and CEO